UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 4, 2024 (September 2, 2024)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40515			86-3167653
(Commission File Number)			(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of Principal Executive Offices)			(Zip Code)
(614) 577-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 2, 2024, Victoria’s Secret & Co. (the “Company”) eliminated the roles of Brand President and Chief Customer Officer to streamline the executive leadership team. As a result, Greg Unis departed his position as Brand President of the Company and Christine Rupp departed her position as Chief Customer Officer of the Company, both effective as of September 3, 2024. Mr. Unis and Ms. Rupp will each remain employed by the Company in a non-executive capacity through their respective contractual notice periods that end on October 3, 2024.
Mr. Unis’s termination constitutes a termination by the Company without Cause under the Executive Severance Agreement, dated June 28, 2021, between Mr. Unis and the Company. In connection with his termination, Mr. Unis will be entitled to receive the severance benefits provided under his severance agreement, subject to his execution of a full release of claims. In addition, Mr. Unis will remain subject to certain post-termination restrictive covenants related to confidentiality, non-solicitation and non-competition.
Ms. Rupp’s termination constitutes a termination by the Company without Cause under the Executive Severance Agreement, dated June 20, 2022, between Ms. Rupp and the Company. In connection with her termination, Ms. Rupp will be entitled to receive the severance benefits provided under her severance agreement, subject to her execution of a full release of claims. In addition, Ms. Rupp will remain subject to certain post-termination restrictive covenants related to confidentiality, non-solicitation and non-competition.
Item 9.01. Financial Statements and Exhibits.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	September 4, 2024	/s/ Timothy Johnson
Timothy Johnson
Interim Chief Executive Officer and Chief Financial and Administrative Officer